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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


    Date of Report (Date of Earliest Event Reported)  February 26, 2002

     ABN AMRO MORTGAGE CORPORATION (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 2002 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass-Through Certificates Series 2002-2)


                   ABN AMRO MORTGAGE CORPORATION Series 2002-2
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


       333-73036-03                                     36-3886007
(Commission File Number)                    (I.R.S. Employer Identification No.)


135 South LaSalle Street, Chicago, Illinois                             60603
 (Address of Principal Executive Offices)                             (Zip Code)


                                 (312) 904-2000
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

      On February 26, 2002, the Registrant caused the issuance and sale of approximately $158,631,471 initial principal amount of Mortgage Pass-Through Certificates, Series 2002-2 (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of February 1, 2002, among ABN AMRO Mortgage Corporation, as depositor, JPMorgan Chase Bank, as trustee and ABN AMRO Mortgage Group, Inc., as servicer.

      In connection with the sale of the Certificates, the Registrant is filing a copy of the opinion letter issued by Mayer, Brown, Rowe & Maw with respect to tax matters and legality.



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Item 601(a) of
Regulation S-K
Exhibit No.              Description
---------------          -----------

    5.1                  Opinion Letter re: legality
    8.1                  Opinion Letter re: tax matters
                         (included as part of Exhibit 5.1)





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ABN AMRO MORTGAGE CORPORATION
                                            (Registrant)




Dated: February 26, 2002                    By:   /s/ Maria Fregosi
                                            Name:   Maria Fregosi
                                            Title:  Vice President



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                                INDEX OF EXHIBITS


      Item 601(a) of          Sequentially
      Regulation S-K          Numbered
      Exhibit No.             Description
      -----------             -----------

        5.1                   Opinion Letter re: legality
        8.1                   Opinion Letter re: tax matters
                              (included as Part of Exhibit 5.1)




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